BlackRock Municipal Bond Fund, Inc.

BlackRock National Municipal Fund

(the “Fund”)

Supplement dated May 17, 2016 to the Summary Prospectus of the Fund

Effective on August 15, 2016, as specified below, all of the issued and outstanding BlackRock Shares of the Fund will be redesignated as Class K Shares. The redesignation to Class K Shares is expected to have no impact on, or result in a decrease in, total operating expenses of the class. Shareholders will continue to receive all of the same services and have all of the same rights and privileges that they currently have as holders of BlackRock Shares.

Effective on August 15, 2016, all references to BlackRock Shares in the Fund’s current Summary Prospectus are replaced with Class K Shares unless otherwise described below.

The section entitled “Purchase and Sale of Fund Shares” in the Fund’s current Summary Prospectus for BlackRock Shares is deleted in its entirety and replaced with the following:

Class K Shares of the Fund are available only to (i) employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (“Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary (as defined below) that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares and (iv) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.

The section entitled “Tax Information” in the Fund’s current Summary Prospectus for BlackRock Shares is deleted in its entirety and replaced with the following:

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to Federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Shareholders should retain this Supplement for future reference.

SPRO-MBFNBLK-0516SUP